UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2023

Jefferies Financial Group Inc.

(Exact name of registrant as specified in its charter)

New York	001-05721	13-2615557
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	JEF	New York Stock Exchange
4.850% Senior Notes Due 2027	JEF 27A	New York Stock Exchange
2.750% Senior Notes Due 2032	JEF 32A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Jefferies Financial Group Inc. (“we” or “our”) held our Annual Meeting of Shareholders on March 29, 2023.

Our director nominees were re-elected to our Board of Directors and received the following votes:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Linda L. Adamany	178,709,398	8,343,084	223,879	18,594,805
Barry J. Alperin	165,956,711	21,044,861	274,789	18,594,805
Robert D. Beyer	159,927,259	27,136,247	212,855	18,594,805
Matrice Ellis Kirk	181,842,218	5,203,826	230,317	18,594,805
Brian P. Friedman	184,893,134	2,154,050	229,177	18,594,805
MaryAnne Gilmartin	172,668,516	14,333,843	274,002	18,594,805
Richard B. Handler	185,336,637	1,724,413	215,311	18,594,805
Thomas W. Jones	180,766,232	6,318,332	191,797	18,594,805
Jacob M. Katz	184,742,915	2,333,880	199,566	18,594,805
Michael T. O’Kane	167,824,257	19,255,881	196,223	18,594,805
Joseph S. Steinberg	180,970,193	6,148,562	157,606	18,594,805
Melissa V. Weiler	175,202,462	11,846,577	227,322	18,594,805

Our shareholders approved, on a non-binding advisory basis, our executive-compensation program. Voting results were as follows:

Number of Shares
For	108,253,672
Against	76,690,412
Abstain	2,332,277
Broker Non-Votes	18,594,805

Our shareholders approved, on a non-binding advisory basis, a frequency of one year to hold an approval vote on our executive-compensation program. Voting results were as follows:

Number of Shares
For Every 1 Year	176,572,164
For Every 2 Years	305,835
For Every 3 Years	10,041,775
Abstain	356,587
Broker Non-Votes	18,594,805

Management intends to continue to hold the advisory vote to approve our executive-compensation program every year.

Our shareholders ratified the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending November 30, 2023. Voting results were as follows:

Number of Shares
For	205,180,175
Against	518,558
Abstain	172,433

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2023	JEFFERIES FINANCIAL GROUP INC.

/s/ Michael J. Sharp
Michael J. Sharp
Executive Vice President and General Counsel